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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated October 12, 2001 and February 26, 2002 included in Inverness Medical Innovations, Inc.'s Form 8-K/A filed on April 24, 2002 and to all references to our firm included in this registration statement.

/s/ Amper, Politziner & Mattia P.A.

June 13, 2002

Edison, New Jersey